UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

MEDTOX SCIENTIFIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Thursday, June 9, 2011, MEDTOX Scientific, Inc. (the Company), held the 2011 Annual Meeting of Stockholders at the Radisson Hotel, 2540 North Cleveland Avenue, Roseville, Minnesota.

At the meeting, the holders of 8,434,684 shares of the Company's Common Stock were represented in person or by proxy, thereby constituting a quorum.  The votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1:  The stockholders elected the following persons to serve on the Board of Directors of the Company for three-year terms or until their respective successors are duly elected and qualified, with the following votes:

Director’s Name                                               For                         Withheld                                   Broker Non-Votes
Richard J. Braun                                           6,755,345                     128,294                                         1,533,098

Proposal No. 2:  The stockholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, with the following votes:

For           Against                                Abstain                                Broker Non-Votes
8,345,201                                                   71,118                                    418                                                 NA

Proposal No. 3:  The stockholders approved on an advisory basis the compensation of our named executive officers, with the following votes:

For           Against                                Abstain                                Broker Non-Votes
6,842,135                                                   35,366                                   6,138                                        1,533,098

Proposal No. 4:  The stockholders approved on an advisory basis a frequency of three years for holding an advisory vote on the compensation of our named executive officers, with the following votes:

1 Year           2 Years                                3 Years                      Abstain          Broker Non-Votes
3,165,886                                       25,644   3,683,836                         8,273                1,533,098

Based on the stockholders’ approval of the Board’s recommendation of three years, the Company has determined to hold an advisory vote on named executive officer compensation every three years.

Item 8.01.                      Other Events

On June 9, 2011, the Company held its Annual Meeting of Stockholders.  The Company’s presentation to stockholders at the meeting is attached as Exhibit 99.1.  A 2011 Investor Sheet that provided information on the Company’s strategy, performance, and businesses was available for attendees.  The investor sheet is attached as Exhibit 99.2.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. presentation to stockholders, dated June 9, 2011.
99.2	MEDTOX Scientific, Inc. 2011 Investor Sheet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date:  June 15, 2011                                                                             By:       /s/ Richard J. Braun
Name:  Richard J. Braun
Title:    Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. presentation to stockholders, dated June 9, 2011.
99.2	MEDTOX Scientific, Inc. 2011 Investor Sheet.